Exhibit 10.4

FIRST AMENDMENT TO THIRD LIEN CONTINUING GUARANTY
This FIRST AMENDMENT TO THIRD LIEN CONTINUING GUARANTY (this “AMENDMENT”) is dated as of October 31, 2016, and is entered into by and among VTB HOLDINGS, INC., a Delaware corporation (“VTB HOLDINGS”), VOYETRA TURTLE BEACH, INC., a Delaware corporation (“VTB;” collectively, with VTB Holdings, jointly and severally, the “GUARANTORS” and each a “GUARANTOR”) and SG VTB HOLDINGS, LLC (the “LENDER”).
WHEREAS, the Guarantors had previously entered into that certain Third Lien Continuing Guaranty, dated as of November 16, 2015 (the “Agreement”); and

WHEREAS, the Lender and the Guarantors desire to enter into certain amendments to the Agreement.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreements and this Amendment, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I
AMENDMENT TO THE AGREEMENT

1.01.    Amendment.

(a)    Section 1 of the Agreement is hereby replaced in its entirety with the following:

“1.    GUARANTY; DEFINITIONS. In consideration of any credit extended to Borrower by Lender under the Notes referred to below, and for other valuable consideration, the undersigned VTB HOLDINGS, INC., a Delaware corporation (“VTB Holdings”) and VOYETRA TURTLE BEACH, INC., a Delaware corporation (“VTB;” collectively, with VTB Holdings, jointly and severally, the "Guarantors" and each a “Guarantor”), jointly and severally unconditionally guarantee and promise to pay to SG VTB HOLDINGS, LLC, a Delaware limited liability company (“Lender”), on demand in lawful money of the United States of America and in immediately available funds, any and all obligations of TURTLE BEACH CORPORATION, a Nevada corporation (“Borrower”) to Lender under (x) the Subordinated Promissory Note, dated November 16, 2015 (the “Note”) from Borrower to the Lender, including all principal and interest thereon and (y) the Subordinated Promissory Note, dated October 31, 2016 (the “Additional Note” and together with the Note, the “Notes”) from Borrower to the Lender, including all principal and interest thereon (such obligations under the Notes, the “Indebtedness”). This Third Lien Continuing Guaranty (this “Guaranty”) is a guaranty of payment and not collection.”

(b)    Each reference to “Note” in the Agreement other than in Section 1 shall be replaced with “Notes”.

ARTICLE II
CLOSING CONDITIONS

This Amendment shall be deemed effective as of the date set forth above upon the Lender having received a copy of this Amendment duly executed by the Guarantors and Lender.

ARTICLE III
MISCELLANEOUS

Except as otherwise specifically modified by this Amendment, all terms and provisions of the Agreement, as modified hereby, shall remain in full force and effect and are hereby ratified and confirmed in all respects. Nothing contained in this Amendment shall in any way impair the validity or enforceability of the Agreement, as modified hereby, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein, except as otherwise specifically provided in this Amendment. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may be executed and delivered by facsimile or electronic mail, and will have the same force and effect as manually signed originals. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first written above.

VOYETRA TURTLE BEACH, INC. By: /s/ John T. Hanson____________ Name: John T. Hanson Title: Chief Financial Officer

VTB HOLDINGS, INC. By: /s/ John T. Hanson____________ Name: John T. Hanson Title: Chief Financial Officer

ACKNOWLEDGED AND AGREED:

SG VTB HOLDINGS, LLC

By: /s/ Kenneth A. Fox______________
Name: Kenneth A. Fox
Title: Managing Member